                                       UNITED STATES
                             SECURITIES AND EXCHANGE COMMISSION
                                   Washington, D.C. 20549

                                          FORM 8-K

                                       CURRENT REPORT
           Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

                               Date of Report: March 18, 2002

                                   Medix Resources, Inc.
                   (Exact name of registrant as specified in its charter)

         Colorado                        0-24768                 84-1123311
(State or other jurisdiction           (Commission              (IRS Employer
     of incorporation)                 File Number)          Identification No.)

          420 Lexington Avenue, Suite 1830 , New York, NY         10170
             (Address of principal executive offices)           (Zip Code)

             Registrant's telephone number, including area code: (212) 697-2509

Item 5. Other Events.  Press release, dated March 4, 2002, announcing Medix to provide telephonic progress report.

Exhibits

99.1      Copy of Press Release

                                         SIGNATURES

    Pursuant to the requirements of the Securities  Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the  undersigned  hereunto  duly authorized.

                                                MEDIX RESOURCES, INC.

Date:  March 18, 2002                           By: Gary L. Smith
                                                Executive Vice President and
                                                Chief Financial Officer

                             medix.resources, inc.
                       Connecting the world of healthcare

Exhibit 99.1

News Release

CONTACT: Gary Smith
(212) 697-2509
(212) 681-9817 (fax)

Andrew Brown
(718) 323-7424

                   MEDIX RESOURCES TO PROVIDE TELEPHONIC PROGRESS REPORT
                                    ------

      NEW YORK, March 18th - Medix Resources (AMEX: MXR) invites its shareholders,  brokers, fund  managers,  analysts,  and other  interested  parties  to  listen to a live  telephonic presentation by Chief Executive Officer,  John Prufeta. The conference call is scheduled for
Wednesday,  March 27, 2002 AT 11:00 AM EASTERN  STANDARD  TIME.  Mr.  Prufeta  will  discuss current  Company  developments  and will  incorporate  various  topics that are submitted by shareholders  via  email  or fax in  advance.  As  previously,  company  officials  wish  to emphasize that this presentation  will be simply a periodic update and progress report,  and should not be anticipated as a forum to announce any significant news event.

Please  submit  suggested  topics/questions  by fax to M.  DePalma at (212)  681-9817  or by
e-mail to MDEPALMA@CYMEDIX.COM BY THE CLOSE OF BUSINESS, FRIDAY, March 22, 2002.

To listen to the presentation,  please call the following  teleconferencing number and begin placing your calls 10 minutes before the hour:
      1-888-469-0492 (Domestic)
      1-415-228-3900 (International)
      PASSCODE:  MEDIX

For those unable to  participate,  a replay will be  available on Friday,  March 29, 2002 at
3:00 p.m. EST. Please call:
       1-312-470-7130 (Domestic/ International)
       PASSCODE:  MEDIX

About Medix Resources, Inc.

Medix Resources, Inc., through its wholly owned subsidiary Cymedix Lynx Corporation,  is the developer and provider of the Cymedix(R)suite of fully secure,  Internet  based  transaction software  products,  that enable  communication of high value added  healthcare  information
among  physician  offices,   hospitals,   health  management   organizations  and  insurance
companies.  Additional  information  about Medix Resources and its products and services can be found by  visiting  its Web  sites,  WWW.MEDIXRESOURCES.COM  and  WWW.CYMEDIX.COM,  or by calling (800) 326-8773.

                                           # # #
Information in this press release  contains  forward-looking  statements  that involve risks and  uncertainties  that might adversely affect Medix's operating results in the future to a material degree. Such risks and uncertainties  include,  without limitation,  the ability of
Medix  to  raise  capital  to  finance  the  development  of  its  software  products,   the
effectiveness  and the  marketability  of those  products,  the  ability  of the  Company to protect  its  proprietary  information,  and the  establishment  of an  efficient  corporate operating  structure  as the  Company  grows.  These and other risks and  uncertainties  are presented  in detail in the  Company's  Form 10-KSB for 2000 and its Form 10-Q for the third quarter of 2001,  which were filed with the Securities and Exchange  Commission on March 21,
2001,  and November 14, 2001,  respectively.  This  information is available from the SEC or the Company.